UNITED STATES BANKRUPTCY COURT				EXHIBIT 99.1
FOR THE DISTRICT OF DELAWARE

In re: HORSEHEAD HOLDING CORP		Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: April 1 - April 30, 2016

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement Attached
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		x
Schedule of Professional Fees Paid	MOR-1b	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt		n/a
Copies of tax returns filed during reporting period		n/a
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Timothy D. Boates	5/20/16
Signature of Authorized Individual*	Date

Timothy D. Boates	Chief Restructuring Officer

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: HORSEHEAD HOLDING CORP						MOR 1				Case No. 16-10287, 288, 289, 290, 291
Debtor						Month-to-Date				Reporting Period: April 1 - April 30, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	16-10287 HORSEHEAD HOLDINGS CORPORATION			16-10288 HORSEHEAD CORPORATION								16-10290 INMETCO
	WFC -2552	PNC -3765	TOTAL	PNC -3127	WFC -9756	WFC 6331	PNC -7517	PNC -7525	WFC -1949	WFC -1931	TOTAL	WFC -4964	WFC -5018	WFC -0254	TOTAL

BEGINNING BALANCE	436,076	1,397,283	1,833,359	123,792	6,757,655	—	8,625,140	—	746	—	15,507,334	4,028,119	—	(42,745)	3,985,374

CASH RECEIPTS
Trade Receipts	—	—	—	—	—	14,453,088	—	1,884,336	—	—	16,337,424	—	2,976,005	—	2,976,005
Other Receipts	136	238	373	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL RECEIPTS	136	238	373	—	—	14,453,088	—	1,884,336	—	—	16,337,424	—	2,976,005	—	2,976,005

CASH DISBURSEMNTS
Payroll & Taxes	—	—	—	4,546	2,516,423	—	—	—	95,839	5,513	2,622,321	11,604	—	—	11,604
Benefits	800,254	—	800,254	3,768	332,173	—	—	—	—	6,489	342,430	—	—	44,879	44,879
Purchases	2,581,695	—	2,581,695	385,170	—	—	—	—	—	108,442	493,612	9,739	—	223,234	232,974
Freight	1,869,873	—	1,869,873	882,808	—	—	—	—	—	720,352	1,603,160	34,936	—	44,050	78,986
Utilities	73,305	—	73,305	579,025	—	—	—	—	—	224,021	803,046	727,612	—	109,244	836,857
Leases	14,545	—	14,545	—	—	—	—	—	—	—	—	—	—	—	—
Insurance	310,054	—	310,054	25,145	—	—	—	—	—	25,367	50,512	—	—	53,163	53,163
Miscellaneous	22,710	—	22,710	100,871	116,217	—	—	—	—	106,594	323,682	4,176	125	5,728	10,029
Contract Services	1,132,555	—	1,132,555	715,054	—	—	—	—	—	830,455	1,545,509	252,827	—	410,967	663,794
Supplies	161,225	—	161,225	484,257	—	—	—	—	—	409,938	894,195	23,314	—	198,571	221,884
Other Operating costs	—	—	—	16,249	—	—	—	—	—	—	16,249	—	—	97,156	97,156
DIP fees	672,639	—	672,639	—	—	—	—	—	—	—	—	—	—	—	—
Professional Fees	1,347,140	—	1,347,140	—	—	—	—	—	—	—	—	—	—	—	—
CapEx	—	—	—	—	—	—	—	—	—	—	—	430,262	—	251,566	681,828
Macquarie interest	223,558	—	223,558	—	—	—	—	—	—	—	—	—	—	—	—
503(b)(9) Payments	39,725	—	39,725	—	—	—	—	—	—	—	—	132,462	—	—	132,462
Critical Vendors - Freight	373,687	—	373,687	—	—	—	—	—	—	—	—	44,270	—	—	44,270
TOTAL DISBURSEMENTS	9,622,967	—	9,622,967	3,196,893	2,964,813	—	—	—	95,839	2,437,171	8,694,716	1,671,202	124	1,438,559	3,109,886

Net Bank Account Transfers	9,097,520	(1,397,520)	7,700,000	3,341,000	10,824,965	(14,453,088)	(7,656,664)	(1,884,336)	74,386	1,053,737	(8,700,000)	1,672,645	(2,975,880)	1,303,235	—

ENDING BOOK BALANCE	(89,235)	—	(89,235)	267,899	14,617,808	—	968,476	—	(20,707)	(1,383,434)	14,450,042	4,029,562	—	(178,069)	3,851,494

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN
TOTAL DISBURSEMENTS			9,622,967								8,694,716				3,109,886
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS			—								—				—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES			—								—				—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES			9,622,967								8,694,716				3,109,886

In re: HORSEHEAD HOLDING CORP								MOR 1 continued		Case No. 16-10287, 288, 289, 290, 291
Debtor									Month-to-Date	Reporting Period: April 1 - April 30, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	16-10291 Zochem
	WFC - 4972	WFC- 4980	PNC -6944	PNC -6952	SB -5117	SB -0918	TOTAL	GRAND

BEGINNING BALANCE	—	—	1,027,929	—	310,812	966,226	2,304,966	23,631,033

CASH RECEIPTS
Trade Receipts	—	1,526,724	—	6,087,668	95,136	2,360,905	10,070,434	29,383,862
Other Receipts	—	—	—	—	998,203	—	998,203	998,576
TOTAL RECEIPTS	—	1,526,724	—	6,087,668	1,093,338	2,360,905	11,068,636	30,382,438

CASH DISBURSEMNTS
Payroll & Taxes	—	—	—	—	195,361	—	195,361	2,829,286
Benefits	—	—	—	—	37,310	—	37,310	1,224,874
Purchases	2,382,250	—	6,572,823	—	5,499	2,239,209	11,199,781	14,508,062
Freight	7,163	—	115,068	—	212,865	13,919	349,015	3,901,035
Utilities	—	—	—	—	60,470	—	60,470	1,773,678
Leases	—	—	—	—	—	—	—	14,545
Insurance	—	—	—	—	—	—	—	413,728
Miscellaneous	880	—	—	—	88,941	49,542	139,362	495,783
Contract Services	—	—	—	—	38,423	—	38,423	3,380,281
Supplies	—	—	—	—	203,790	73,830	277,620	1,554,924
Other Operating costs	—	—	—	—	88,313	75,969	164,282	277,687
DIP fees	—	—	—	—	—	—	—	672,639
Professional Fees	—	—	—	—	—	185,933	185,933	1,533,073
CapEx	—	—	—	—	—	—	—	681,828
Macquarie interest	—	—	—	—	—	—	—	223,558
503(b)(9) Payments	—	—	—	—	—	—	—	172,187
Critical Vendors - Freight	6,406	—	8,759	—	87,393	—	102,557	520,514
TOTAL DISBURSEMENTS	2,396,699	—	6,696,650	—	1,018,363	2,638,402	12,750,113	34,177,681

Net Bank Account Transfers	2,526,724	(1,526,724)	5,887,668	(6,087,668)	260,000	(60,000)	1,000,000	—

ENDING BOOK BALANCE	130,026	—	218,948	—	645,787	628,729	1,623,489	19,835,790

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN
TOTAL DISBURSEMENTS							12,750,113	34,177,681
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS							—	—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES							—	—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES							12,750,113	34,177,681

In re: HORSEHEAD HOLDING CORP						MOR 1				Case No. 16-10287, 288, 289, 290, 291
Debtor						Case tp Date				Reporting Period: April 1 - April 30, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	16-10287 HORSEHEAD HOLDINGS CORPORATION			16-10288 HORSEHEAD CORPORATION								16-10290 INMETCO
	WFC -2552	PNC -3765	TOTAL	PNC -3127	WFC -9756	WFC 6331	PNC -7517	PNC -7525	WFC -1949	WFC -1931	TOTAL	WFC -4964	WFC -5018	WFC -0254	TOTAL

BEGINNING BALANCE	536	77,440	77,976	—	36,008	—	13	1,323,180	—	—	1,359,201	—	—	—	—

CASH RECEIPTS
Trade Receipts	—	2,686,953	2,686,953	—	222,520	24,553,056	—	17,708,679	—	—	42,484,256	—	8,552,252	—	8,552,252
Other Receipts	19,773,829	538	19,774,367	—	278	—	—	—	—	—	278	—	150	—	150
TOTAL RECEIPTS	19,773,829	2,687,491	22,461,320	—	222,799	24,553,056	—	17,708,679	—	—	42,484,535	—	8,552,402	—	8,552,402

CASH DISBURSEMNTS
Payroll & Taxes	35,191	37,371	72,562	68,482	8,587,478	—	—	—	279,859	5,513	8,941,332	90,227	415	94,084	184,726
Benefits	2,472,421	—	2,472,421	25,594	424,282	—	—	—	—	6,489	456,365	—	—	84,879	84,879
Purchases	8,081,202	889,099	8,970,301	892,071	374,460	—	—	—	—	108,442	1,374,973	25,445	85,722	253,833	364,999
Freight	6,494,005	35,691	6,529,695	1,693,638	—	—	—	—	—	720,352	2,413,991	51,515	18,751	97,396	167,662
Utilities	502,207	5,477	507,684	1,231,120	—	—	—	—	—	224,021	1,455,141	727,612	—	221,746	949,358
Leases	39,869	—	39,869	599,817	10,799	—	—	—	—	—	610,616	—	—	782	782
Insurance	1,227,225	206,037	1,433,262	102,673	—	—	—	—	—	25,367	128,040	—	—	59,525	59,525
Miscellaneous	35,336	4,000	39,336	366,394	158,949	—	17,631	—	—	106,594	649,568	4,176	7,263	18,548	29,987
Contract Services	2,381,075	92,742	2,473,816	1,546,783	198	—	—	—	—	830,455	2,377,436	252,827	14,459	705,115	972,400
Supplies	925,153	50,936	976,089	1,097,177	—	—	—	—	—	409,938	1,507,115	24,684	204,040	410,634	639,358
Other Operating costs	44,684	46,059	90,743	170,410	—	—	—	790,065	—	—	960,475	—	—	177,060	177,060
DIP fees	1,101,861	—	1,101,861	—	—	—	—	—	—	—	—	—	—	—	—
Professional Fees	3,018,529	—	3,018,529	—	—	—	—	—	—	—	—	—	—	—	—
PNC Facility Repayment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CapEx	220,129	—	220,129	—	—	—	—	—	—	—	—	430,262	92,566	341,306	864,133
Utilities Deposits	(370,720)	—	(370,720)	212,142	—	—	781,500	—	—	—	993,642	—	—	—	—
Macquarie interest	418,028	—	418,028	—	—	—	—	—	—	—	—	—	—	—	—
503(b)(9) Payments	237,064	—	237,064	—	—	—	—	—	—	—	—	132,462	—	—	132,462
Critical Vendors - Freight	922,861	—	922,861	—	—	—	—	—	—	—	—	73,578	—	—	73,578
TOTAL DISBURSEMENTS	27,786,120	1,367,411	29,153,531	8,006,301	9,556,167	—	799,131	790,065	279,859	2,437,171	21,868,693	1,812,787	423,216	2,464,906	4,700,909

Net Bank Account Transfers	7,922,520	(1,397,520)	6,525,000	8,274,201	23,915,168	(24,553,057)	1,767,594	(18,241,795)	259,151	1,053,737	(7,525,000)	5,842,349	(8,129,187)	2,286,837	—

ENDING BOOK BALANCE	(89,235)	—	(89,235)	267,900	14,617,808	—	968,476	—	(20,708)	(1,383,434)	14,450,042	4,029,562	—	(178,069)	3,851,494

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN
TOTAL DISBURSEMENTS			29,153,531								21,868,693				4,700,909
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS			—								—				—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES			—								—				—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES			29,153,531								21,868,693				4,700,909

In re: HORSEHEAD HOLDING CORP						MOR 1 continued			Case No. 16-10287, 288, 289, 290, 291
Debtor						Case-to-Date			Reporting Period: April 1 - April 30, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	16-10291 Zochem
	WFC - 4972	WFC- 4980	PNC -6944	PNC -6952	SB -5117	SB -0918	TOTAL	GRAND

BEGINNING BALANCE	—	—	(434)	652,850	298,010	238,283	1,188,709	2,625,886

CASH RECEIPTS
Trade Receipts	—	1,526,724	—	18,066,214	386,907	5,792,464	25,772,310	79,537,230
Other Receipts	—	—	18,677,793	—	2,634,349	—	21,312,142	41,086,937
TOTAL RECEIPTS	—	1,526,724	18,677,793	18,066,214	3,021,256	5,792,464	47,084,452	120,624,167

CASH DISBURSEMNTS
Payroll & Taxes	—	—	—	—	657,776	—	657,776	9,856,395
Benefits	—	—	—	—	285,106	—	285,106	3,298,771
Purchases	2,382,250	—	18,014,436	—	100,075	4,413,245	24,910,005	35,620,279
Freight	7,163	—	139,664	—	507,413	205,352	859,592	9,970,940
Utilities	—	—	—	—	285,732	84,049	369,781	3,281,964
Leases	—	—	—	—	—	—	—	651,267
Insurance	—	—	127,266	—	—	—	127,266	1,748,093
Miscellaneous	880	—	9,557	—	163,322	75,692	249,451	1,009,802
Contract Services	—	—	—	—	71,547	65	71,611	5,895,264
Supplies	—	—	—	—	352,788	239,748	592,536	3,715,099
Other Operating costs	—	—	—	—	296,549	137,933	434,482	1,662,760
DIP fees	—	—	—	—	—	—	—	1,101,861
Professional Fees	—	—	—	—	16,487	185,933	202,419	3,220,949
PNC Facility Repayment	—	—	18,677,793	—	—	—	18,677,793	18,677,793
CapEx	—	—	—	—	—	—	—	1,084,262
Utilities Deposits	—	—	—	—	—	—	—	622,922
Macquarie interest	—	—	—	—	—	—	—	418,028
503(b)(9) Payments	—	—	—	—	—	—	—	369,526
Critical Vendors - Freight	6,406	—	8,759	—	196,685	—	211,850	1,208,288
TOTAL DISBURSEMENTS	2,396,699	—	36,977,474	—	2,933,479	5,342,018	47,649,670	103,414,263

Net Bank Account Transfers	2,526,724	(1,526,724)	18,519,063	(18,719,064)	260,000	(60,000)	1,000,000	—

ENDING BOOK BALANCE	130,026	—	218,948	—	645,787	628,729	1,623,491	19,835,790

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN
TOTAL DISBURSEMENTS							47,649,670	103,414,263
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS							—	—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES							—	—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES							47,649,670	103,414,263

In re: HORSEHEAD HOLDING CORP				MOR-1b		Case No. 16-10287, 288, 289, 290, 291
Debtor						Reporting Period: February 2 - April 30, 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved		Check		Amount Paid		Year-To-Date
			Payor	#	Date	Fees	Expenses	Fees	Expenses

RAS Management Advisors, LLC	WE 2/06/16	$56,554	HHC	WT	3/16/16	$52,950	$3,604
	WE 2/13/16	$69,685	HHC	WT	3/16/16	$63,000	$6,865
	WE 2/20/16	$72,085	HHC	WT	3/16/16	$65,125	$6,960
	WE 2/27/16	$72,281	HHC	WT	3/16/16	$66,775	$5,506
	WE 3/05/16	$74,313	HHC	WT	3/16/16	$67,450	$6,863
	WE 3/12/16	$61,610	HHC	WT	3/16/16	$58,075	$3,535	$373,375	$33,333
	WE 3/19/16	$78,345	HHC	WT	3/22/16	$71,475	$6,870	$444,850	$40,203
	WE 3/26/16	$63,461	HHC	WT	4/4/16	$60,175	$3,286	$505,025	$43,489
	WE 4/2/16	$66,924	HHC	WT	4/8/16	$61,700	$5,224	$566,725	$48,713
	WE 4/9/16	$58,651	HHC	WT	4/13/16	$55,250	$3,401	$621,975	$52,114
	WE 4/16/16	$64,189	HHC	WT	4/21/16	$60,325	$3,864	$682,300	$55,978
	WE 4/23/16	$53,260	HHC	WT	4/28/16	$51,425	$1,835	$733,725	$57,813

			HHC = Horsehead Holding Corp.

In re. HORSEHEAD HOLDING CORP.			MOR - 2		Case No. 16-10287, 288, 289, 290, 291
Debtor		MTD			Reporting Period: April 1 - 30, 2016

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
DEBTOR IN POSSESSION
For the month ended April 30, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	HMP	INMETCO	Zochem	Eliminations	Consolidated

Net sales of zinc material and other goods	$—	$9,815	$1,250	$—	$11,139	$—	$22,204
Net sales of nickel based material and other services	—	—	—	1,313	—	—	1,313
EAF dust service fees	—	3,092	—	—	—	(64)	3,028
Net sales	—	12,907	1,250	1,313	11,139	(64)	26,545
Cost of sales of zinc material and other goods	—	8,836	3,463	—	10,265	—	22,564
Cost of sales of nickel based material and other services	—	—	—	2,032	—	(64)	1,968
Cost of EAF dust services	—	2,505	—	—	—	—	2,505
Fire related costs	—	—	—	124	—	—	124
Insurance claim income	—	—	—	—	—	—	—
Cost of sales (excluding depreciation and amortization)	—	11,341	3,463	2,156	10,265	(64)	27,161
Depreciation and amortization	—	1,191	2,569	252	184	—	4,196
Selling, general and administrative expenses	96	1,373	39	177	153	—	1,838
Total costs and expenses	96	13,905	6,071	2,585	10,602	(64)	33,195
Income from operations	(96)	(998)	(4,821)	(1,272)	537	—	(6,650)
Equity in income of subsidiary, net of taxes	(3,026)	—	—	—	—	3,026	—
Other income ( expense)
Interest expense	(1,944)	(829)	1	(37)	(297)	91	(3,015)
Interest and other income	91	—	—	—	—	(91)	—
Other income (expense)	—	2	—	(1)	(55)	—	(54)
Total other income (expense)	(1,853)	(827)	1	(38)	(352)	—	(3,069)
REORGANIZATION ITEMS, NET	(4,248)	—	—	—	(693)	—	(4,941)
Income before income taxes	(9,223)	(1,825)	(4,820)	(1,310)	(508)	3,026	(14,660)
Income tax provision	—	(4,815)	—	(497)	(125)	—	(5,437)
NET INCOME(LOSS)	$(9,223)	$2,990	$(4,820)	$(813)	$(383)	$3,026	$(9,223)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS
NOTE: HORSEHEAD CORP. INCLUDES NON-DEBTOR BALANCES (CHR & HZR)

In re. HORSEHEAD HOLDING CORP.		MOR - 2			Case No. 16-10287, 288, 289, 290, 291
Debtor	Cumulative Since Filing				Reporting Period: April 1-30, 2016

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
DEBTOR IN POSSESSION
For the period February 2 to April 30, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	HMP	INMETCO	Zochem	Eliminations	Consolidated

Net sales of zinc material and other goods	$—	$27,667	$5,290	$—	$29,511	$—	$62,468
Net sales of nickel based material and other services	—	—	—	7,431	—	—	7,431
EAF dust service fees	—	9,706	—	—	—	(250)	9,456
Net sales	—	37,373	5,290	7,431	29,511	(250)	79,355
Cost of sales of zinc material and other goods	—	25,556	11,995	—	27,528	—	65,079
Cost of sales of nickel based material and other services	—	—	—	7,064	—	(250)	6,814
Cost of EAF dust services	—	7,078	—	—	—	—	7,078
Fire related costs	—	—	—	699	—	—	699
Insurance claim income	—	—	—	—	—	—	—
Cost of sales (excluding depreciation and amortization)	—	32,634	11,995	7,763	27,528	(250)	79,670
Depreciation and amortization	—	3,563	7,688	755	558	—	12,564
Selling, general and administrative expenses	173	3,779	145	512	463	—	5,072
Total costs and expenses	173	39,976	19,828	9,030	28,549	(250)	97,306
Income from operations	(173)	(2,603)	(14,538)	(1,599)	962	—	(17,951)
Equity in income of subsidiary, net of taxes	(10,570)	—	—	—	—	10,570	—
Other income ( expense)
Interest expense	(4,492)	(3,547)	—	(112)	(766)	270	(8,647)
Interest and other income	271	2	—	—	—	(270)	3
Other income (expense)	—	7	—	111	(111)	—	7
Total other income (expense)	(4,221)	(3,538)	—	(1)	(877)	—	(8,637)
REORGANIZATION ITEMS, NET	(15,844)	(4,790)	—	—	(1,758)	—	(22,392)
Income before income taxes	(30,808)	(10,931)	(14,538)	(1,600)	(1,673)	10,570	(48,980)
Income tax provision	—	(17,140)	—	(629)	(403)	—	(18,172)
NET INCOME(LOSS)	$(30,808)	$6,209	$(14,538)	$(971)	$(1,270)	$10,570	$(30,808)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS
NOTE: HORSEHEAD CORP. INCLUDES NON-DEBTOR BALANCES (CHR & HZR)

In re. HORSEHEAD HOLDING CORP		MOR -2		Case No. 16-10287, 288, 289, 290, 291
Debtor		CONT		Reporting period: April 1-30, 2016

INCOME (EXPENSE)
REORGANIZATION CHARGES

	FEBRUARY	MARCH	APRIL	TOTAL
HHC
Professional Fee	$(2,544)	$(7,782)	$(4,248)	$(14,574)	SG&A
Interest Expense	(1,270)	—		(1,270)	Int Exp

	(3,814)	(7,782)	(4,248)	(15,844)

HORSEHEAD
Hedges	49	—	—	49	Sales
Interest Exp	(4,839)	—	—	(4,839)	Int Exp

	(4,790)	—	—	(4,790)

HMP
Other Income	—	—	—	—	Oth Inc

INMETCO
Hedges	—	—	—	—	COS

ZOCHEM
Hedges	(49)	—	—	(49)	Sales
Profess Fee/Other	(360)	(511)	(693)	(1,564)	SG&A
Interest Exp	(145)	—	—	(145)	Int Exp

	(554)	(511)	(693)	(1,758)

TOTAL	$(9,158)	$(8,293)	$(4,941)	$(22,392)

In re. HORSEHEAD HOLDING CORP.	MOR-3			CASE no: 16-10287, 288, 289, 290, 291
Debtor				Reporting Period: April 1-30, 2016
Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING BALANCE SHEETS
DEBTOR IN POSSESSION
April 30, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)
	Horsehead	Horsehead
ASSETS	Holding Corp.	Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated
Current assets
Cash and cash equivalents	$79	$15,887	$—	$2,050	$3,791	$—	$21,807
Accounts receivable, net of allowance	328	9,024	5,030	19,609	5,997	(517)	39,471
Inventories, net	—	11,539	6,493	9,310	5,148	—	32,490
Prepaid expenses and other current assets	1,955	11,621	—	2,581	348	(6,972)	9,533
Deferred income taxes	—	5,601	—	24	301	—	5,926

Total current assets	2,362	53,672	11,523	33,574	15,585	(7,489)	109,227

Property, plant and equipment, net	—	137,531	574,974	24,205	33,022	—	769,732

Other assets
Intangible assets	—	7,608	—	83	1,513	—	9,204
Restricted cash	—	7,939	—	—	—	—	7,939
Deferred income taxes	—	—	—	—	—	70,437	70,437
Investment in and advances to subsidiary	729,574	29,815	(706,516)	14,156	2,733	(69,762)	—
Deposits and other	15,113	196	403	874	515	(15,113)	1,988

Total other assets	744,687	45,558	(706,113)	15,113	4,761	(14,438)	89,568
Total assets	$747,049	$236,761	$(119,616)	$72,892	$53,368	$(21,927)	$968,527

	Horsehead	Horsehead
LIABILITIES AND STOCKHOLDERS' EQUITY	Holding Corp.	Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated

Current liabilities
Current maturities of long-term debt	$—	$—	$—	$—	$—	$—	$—
DEBTOR IN POSSESSION FINANCING	—	23,822	—	18,678	—	—	42,500
Accounts payable	9,765	9,608	1,215	2,402	2,007	(367)	24,630
Accrued expenses	5,381	12,861	78	759	3,916	(9)	22,986
Income Taxes Payable	—	(67,334)	—	195	(298)	67,437	—
Total current liabilities	15,146	(21,043)	1,293	22,034	5,625	67,061	90,116

LIABILITIES SUBJECT TO COMPROMISE - SECURED DEBT	208,588	65,133	5,000	—	—	(15,253)	263,468
LIABILITIES SUBJECT TO COMPROMISE - PRIORITY DEBT	—	1,931	167	—	—	—	2,098
LIABILITIES SUBJECT TO COMPROMISE - UNSECURED DEBT (AP & AL)	142,930	28,317	29,044	7,502	4,885	—	212,678

Long-term debt, less current maturities	—	—	—	—	10,000	(10,000)	—
Other long-term liabilities	—	13,573	—	39	1,858	—	15,470
Deferred income taxes	—	(7,196)	—	1,870	9,302	(3,974)	2
Commitments and contingencies
Stockholders' equity
Horsehead Holding Corp. stockholders' equity:
Common stock, par value $.01 per share; 100,000 shares
with voting rights authorized;	602	—	—	—	—	—	602
Preferred stock, par value $.01 per share; 10,000 shares
authorized; no shares issued or outstanding	—	—	—	—	—	—	—
Additional paid-in capital	394,318	12,572	—	—	29,081	(41,653)	394,318
Retained earnings	(14,535)	139,635	(155,120)	41,447	(7,383)	(18,108)	(14,064)
Total stockholders' equity before noncontrolling interest	380,385	152,207	(155,120)	41,447	21,698	(59,761)	380,856
Noncontrolling interest	—	3,839	—	—	—	—	3,839
Total stockholders' equity	380,385	156,046	(155,120)	41,447	21,698	(59,761)	384,695
Total liabilities and stockholders' equity	$747,049	$236,761	$(119,616)	$72,892	$53,368	$(21,927)	$968,527
NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS
NOTE: HORSEHEAD CORP. INCLUDES NON-DEBTOR BALANCES (CHR & HZR)

In re: HORSEHEAD HOLDING CORP		MOR-4		Case No. 16-10287, 288, 289, 290, 291
	Debtor			Reporting Period: April 1-30, 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
Federal	Liability	Accrued	Paid	Paid	or EFT	Liability
Withholding	11,727	371,547	370,689	Various dates	EFT (payroll provider)	12,585
FICA-Employee	—	192,574	192,574	Various dates	EFT (payroll provider)	—
FICA-Employer	79,321	183,231	192,574	Various dates	EFT (payroll provider)	69,978
Unemployment	1,421	7,483	7,736	Various dates	EFT (payroll provider)	1,168
Income	—	—	—			—
Other:_________________	—	—	—			—
Total Federal Taxes	92,469	754,835	763,573			83,731
State and Local
Withholding	—	91,100	91,100	Various dates	EFT (payroll provider)	—
Sales	29,085	—	937	Various dates	various	28,148
Excise	—	—	—			—
Unemployment	16,102	15,633	18,191	Various dates	EFT (payroll provider)	13,544
Real Property	332,659	122,888	17,462	4/11/2016	#114861	438,085
Personal Property	—	—	—			—
Other:_________________	—	—	—			—
Total State and Local	377,846	229,621	127,690			479,777
Total Taxes	470,315	984,456	891,263	—		563,508

SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	14,380,000	—	—	—	—	14,380,000
Wages Payable	3,625,269	—	—	—	—	3,625,269
Taxes Payable	563,508	—	—	—	—	563,508
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	10,250,000	—	—	—	—	10,250,000
Amounts Due to Insiders*	—	—	—	—	—	—
Other:________________						—
Other:________________						—
Total Postpetition Debts	28,818,777	—	—	—	—	28,818,777

Explain how and when the Debtor intends to pay any past-due postpetition debts.
Post petition debts will be paid with operating cash flow and or post petition financing.

	MOR-5

In re: HORSEHEAD HOLDING CORP	Case No. 16-10287, 288, 289, 290, 291
Debtor	Reporting Period: April 1 - April 30, 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	HH Corp	HMP	Inmetco	Zochem
Total Accounts Receivable at the beginning of the reporting period	16,322,089	3,017,857	5,653,255	16,985,425
+ Amounts billed during the period	7,021,195	2,503,242	2,675,392	11,378,839
- Amounts collected during the period	(13,361,748)	(2,975,676)	(2,976,005)	(10,070,434)
Total Accounts Receivable at the end of the reporting period	9,981,536	2,545,424	5,352,642	18,293,831

Accounts Receivable Aging
0 - 30 days old	9,149,308	2,076,427	4,500,897	18,293,711
31 - 60 days old	507,086	351,101	799,570	108,056
61 - 90 days old	120,963	28,699	6,035	(2,317)
91+ days old	204,179	89,197	46,140	(105,619)
Total Accounts Receivable	9,981,536	2,545,424	5,352,642	18,293,831
Amount considered uncollectible (Bad Debt)	(1,113,660)	—	(15,000)	(70,974)
Accounts Receivable (Net)	8,867,876	2,545,424	5,337,642	18,222,857

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period?		x
If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		x
If yes, provide an explanation below.
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	x

4. Are workers compensation, general liability and other necessary insurance coverages in effect?	x
If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s).	x
If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Re. 5: Debtor began using Wells Fargo account ######1931 during the period. The debtor made the required communications to the US Trustee.

HORSEHEAD LETTERHEAD
May 20, 2016

Office of the United States Trustee
944 King Street, Suite 2207, Lockbox 35
Wilmington, DE 19801
Attn: Timothy J. Fox

Subject: Declaration Regarding Bank Account Reconciliations

Horsehead Holding Corp. and certain of its affiliates (the "Debtors"), hereby submit this declaration regarding providing bank statements in lieu of providing bank account reconciliations.

The Debtors have performed all bank account reconciliations in the ordinary course of business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee's Office.

Pursuant to 28 U.S.C. 1746. I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Timothy Boates
Name:     Timothy Boates
Position: Chief Restructuring Officer

Information provided in accordance with Section 5.06 of the $90,000,000 Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement, Dates as of February 8, 2016 by and among the Debtors and the Lenders thereto.

FINANCIAL INFORMATION REPORT
	Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING BALANCE SHEETS
April 30, 2016 (UNAUDITED)
		Horsehead
ASSETS	HHC	Corporation	Zochem	INMETCO	Eliminations	Consolidated
Current assets
Cash and cash equivalents	$79	$15,887	$2,050	$3,791	$—	$21,807
Accounts receivable, net of allowance	328	14,054	19,609	5,997	(517)	39,471
Inventories, net	—	18,032	9,310	5,148	—	32,490
Prepaid expenses and other current assets	1,955	11,621	2,581	348	(6,972)	9,533
Deferred income taxes	—	5,601	24	301	—	5,926

Total current assets	2,362	65,195	33,574	15,585	(7,489)	109,227
Property, plant and equip, net	—	712,505	24,205	33,022	—	769,732
Other assets
Intangible assets	—	7,608	83	1,513	—	9,204
Restricted cash	—	7,939	—	—	—	7,939
Deferred income taxes	—	—	—	—	70,437	70,437
Investment in and advances to subs	729,574	(676,701)	14,156	2,733	(69,762)	—
Deposits and other	15,113	599	874	515	(15,113)	1,988

Total other assets	744,687	(660,555)	15,113	4,761	(14,438)	89,568
Total assets	$747,049	$117,145	$72,892	$53,368	$(21,927)	$968,527

LIABILITIES AND		Horsehead
STOCKHOLDERS' EQUITY	HHC	Corporation	Zochem	INMETCO	Eliminations	Consolidated

Current liabilities
Current maturities of long-term debt	$205,000	$42,396	$—	$—	$(15,253)	$232,143
DEBTOR IN POSSESSION FINANCING	—	23,822	18,678	—	—	42,500
Accounts payable	9,765	10,823	2,402	2,007	(367)	24,630
Accrued expenses	8,969	20,385	759	3,916	(9)	34,020
Income taxes payable	—	(67,334)	195	(298)	67,437	—
Total current liabilities	223,734	30,092	22,034	5,625	51,808	333,293
LIABILITIES SUBJECT TO COMPROMISE	142,930	79,750	7,502	4,885	—	235,067
Long-term debt, less current	—	—	—	10,000	(10,000)	—
Other long-term liabilities	—	13,573	39	1,858	—	15,470
Deferred income taxes	—	(7,196)	1,870	9,302	(3,974)	2
Commitments and contingencies
Stockholders' equity
Common Stock	602	—	—	—	—	602
Additional paid-in capital	394,318	12,572	—	29,081	(41,653)	394,318
Retained earnings	(14,535)	(15,485)	41,447	(7,383)	(18,108)	(14,064)

Total stockholders' equity before noncontroll int	380,385	(2,913)	41,447	21,698	(59,761)	380,856
Noncontrolling interest	—	3,839	—	—	—	3,839
Total stockholders' equity	380,385	926	41,447	21,698	(59,761)	384,695
Total liabilities and SE	$747,049	$117,145	$72,892	$53,368	$(21,927)	$968,527
NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
	UNAUDITED	UNAUDITED	UNAUDITED	UNAUDITED
	Month Ended	Month ended	YTD ended	YTD ended
	April 30	April 30	April 30	April 30
	2016	2015	2016	2015

Net sales of zinc material and other goods	$22,204	$29,636	$82,778	$112,304
Net sales of nickel based material and other services	1,313	5,034	10,273	15,143
EAF dust service fees	3,028	2,912	12,622	12,279

Net sales	26,545	37,582	105,673	139,726

Cost of sales of zinc material and other goods	22,564	30,441	94,650	121,621
Cost of sales of nickel based material and other services	1,968	2,813	8,746	10,434
Cost of EAF dust services	2,505	2,522	9,262	9,844
Fire related costs	124	—	738	—

Cost of sales (excluding deprec and amortiz)	27,161	35,776	113,396	141,899
Depreciation and amortization	4,196	3,977	16,743	15,818
Selling, general and administrative expenses	1,838	2,448	6,988	9,226
Total costs and expenses	33,195	42,201	137,127	166,943

Loss from operations	(6,650)	(4,619)	(31,454)	(27,217)

Other income (expense)
Interest expense	(3,015)	(3,046)	(12,165)	(12,160)
Interest and other income	—	4	2	16
Other income (expense)	(54)	46	2,981	364

Total other income (expense)	(3,069)	(2,996)	(9,182)	(11,780)

REORGANIZATION ITEMS, NET	(4,941)	—	(33,033)	—

Loss before income taxes	(14,660)	(7,615)	(73,669)	(38,997)
Income tax benefit	(5,437)	(3,140)	(27,331)	(16,028)

NET LOSS	$(9,223)	$(4,475)	$(46,338)	$(22,969)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
For the month ended April 30, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	INMETCO	Zochem	Elims	Consolidated

Net sales of zinc material and other goods	$—	$11,065	$—	$11,139	$—	$22,204
Net sales of nickel based material and other services	—	—	1,313	—	—	1,313
EAF dust service fees	—	3,092	—	—	(64)	3,028

Net sales	—	14,157	1,313	11,139	(64)	26,545

Cost of sales of zinc material and other goods	—	12,299	—	10,265	—	22,564
Cost of sales of nickel based material and other services	—	—	2,032	—	(64)	1,968
Cost of EAF dust services	—	2,505	—	—	—	2,505
Fire related costs	—	—	124	—	—	124

Cost of sales (excluding deprec and amortiz)	—	14,804	2,156	10,265	(64)	27,161
Depreciation and amortization	—	3,760	252	184	—	4,196
Selling, general and administrative expenses	96	1,412	177	153	—	1,838
Total costs and expenses	96	19,976	2,585	10,602	(64)	33,195

(Loss) income from operations	(96)	(5,819)	(1,272)	537	—	(6,650)

Equity in (loss) income of subsidiary, net of taxes	(3,026)	—	—	—	3,026	—

Other income (expense)
Interest expense	(1,944)	(828)	(37)	(297)	91	(3,015)
Interest and other income	91	—	—	—	(91)	—
Other income (expense)	—	2	(1)	(55)	—	(54)

Total other income (expense)	(1,853)	(826)	(38)	(352)	—	(3,069)

REORGANIZATION ITEMS, NET	(4,248)	—	—	(693)	—	(4,941)

(Loss) income before income taxes	(9,223)	(6,645)	(1,310)	(508)	3,026	(14,660)
Income tax (benefit) provision	—	(4,815)	(497)	(125)	—	(5,437)

NET (LOSS) INCOME	$(9,223)	$(1,830)	$(813)	$(383)	$3,026	$(9,223)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
For the four months ended April 30, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	INMETCO	Zochem	Elims	Consolidated

Net sales of zinc material and other goods	$—	$43,579	$—	$39,097	$102	$82,778
Net sales of nickel based material and other services	—	—	10,273	—	—	10,273
EAF dust service fees	—	12,978	—	—	(356)	12,622

Net sales	—	56,557	10,273	39,097	(254)	105,673

Cost of sales of zinc material and other goods	—	58,075	—	36,473	102	94,650
Cost of sales of nickel based material and other services	—	—	9,102	—	(356)	8,746
Cost of EAF dust services	—	9,262	—	—	—	9,262
Fire related costs	—	—	738	—	—	738

Cost of sales (excluding deprec and amortiz)	—	67,337	9,840	36,473	(254)	113,396
Depreciation and amortization	—	14,992	1,006	745	—	16,743
Selling, general and administrative expenses	334	5,303	733	618	—	6,988
Total costs and expenses	334	87,632	11,579	37,836	(254)	137,127

(Loss) income from operations	(334)	(31,075)	(1,306)	1,261	—	(31,454)

Equity in (loss) income of subsidiary, net of taxes	(20,766)	—	—	—	20,766	—

Other income (expense)
Interest expense	(7,497)	(4,024)	(148)	(860)	364	(12,165)
Interest and other income	364	2	—	—	(364)	2
Other income (expense)	—	3,005	103	(127)	—	2,981

Total other income (expense)	(7,133)	(1,017)	(45)	(987)	—	(9,182)

REORGANIZATION ITEMS, NET	(18,105)	(11,924)	64	(3,068)	—	(33,033)

(Loss) income before income taxes	(46,338)	(44,016)	(1,287)	(2,794)	20,766	(73,669)
Income tax (benefit) provision	—	(26,127)	(506)	(698)	—	(27,331)

NET (LOSS) INCOME	$(46,338)	$(17,889)	$(781)	$(2,096)	$20,766	$(46,338)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

NON-FINANCIAL OPERATING METRICS REPORT
			Month ended
Shipments			April 30, 2016
Zinc finished product - tons (Z + HH combined)(excludes WOX/Calcine)			7,076
Finished Products Zinc-Contained tons (Z + HH combined) (excludes WOX/Calcine)			5,801
WOX/Calcine shipments combined - tons			14,409
Calcine shipments - tons			12,317
Calcine zinc-contained tons			7,804
Total Zinc-Contained tons (Finished Prod from Z + HH + calcine/WOX)			14,860
Zinc finished product - tons (HH) (excludes WOX/Calcine)			701
Total Zinc Product Zinc - Contained tons (HH) (includes WOX/Calcine)			9,760
EAF dust receipts - tons (HH)			44,124
Nickel remelt alloy shipments - tons (I)			811

Net sales realization
Zinc finished products - per lb (Z + HH combined)			$0.90
Zinc finished products - per lb zinc-contained (Z + HH combined)			$1.09
Zinc finished products premium - per lb zinc-contained (Z + HH combined)			$0.25
Zinc Product Shipments - per lb zinc-contained (HH)			$0.56
LME average zinc price - per lb			$0.84
LME average nickel price - per lb			$4.02

Production
Zinc metal production tons (Mooresboro)			—
Mooresboro conversion costs (per lb)			$—
Recycling facility conversion costs (per lb)			$0.40

Financial (in 000's)			UNAUDITED
Net Zinc metal sales excl. intercompany (HH) (excludes brokered)			$—
Brokered metal sales			$1,211
EAFD collection revenue			$3,092
EAFD collection costs			$2,505
Zochem adjusted EBITDA - R			$687
INMETCO adjusted EBITDA - R			$1,104

Segment data (3 segments + Corp, elim, other) (in 000's)
UNAUDITED				Corp, Elims
	Horsehead	Zochem	INMETCO	& Other	Consolidated
Revenue	$14,157	$11,139	$1,313	$(64)	$26,545
Depreciation & amortization	3,760	184	252	—	4,196
COGS	14,804	10,265	2,156	(64)	27,161
SG&A	1,412	153	177	96	1,838
Interest expense	828	297	37	1,853	3,015
(Loss) income before income taxes	$(6,645)	$(508)	$(1,310)	$(6,197)	$(14,660)

Revenue excl. unrealized non-cash hedge adj and interco. sales	$14,093	$11,130	$1,313	$—	$26,536
Unrealized non-cash hedge adj (expense) income	$—	$9	$—	$—	$9
Capital expenditures	$833	$—	$1,658	$—	$2,491

COMPLIANCE CERTIFICATE
For the Period From February 2, 2016 to April 30, 2016 ("Test Period")
The undersigned hereby certifies that he/she is the Vice President & Chief Financial Officer of Horsehead Corporation, company organized under the laws of the State of Delaware (“Horsehead”), the Vice President & Chief Financial Officer of The International Metals Reclamation Company, LLC, a limited liability company organized under the laws of the State of Delaware (“INMETCO”), the Vice President & Chief Financial Officer of Horsehead Metal Products, LLC, a limited liability company organized under the laws of the State of North Carolina (“HMP”), the Vice President & Chief Financial Officer of Zochem Inc., a corporation incorporated pursuant to the Canada Business Corporations Act (“Zochem”) and the Vice President & Chief Financial Officer of Horsehead Holding Corp., a corporation organized under the laws of the State of Delaware (“Horsehead Holding” and, together with Horsehead INMETCO, HMP and Zochem, each a “Borrower” and, collectively, the “Borrowers”), and that as such he/she is authorized to execute this certificate on behalf of each Borrower. With reference to the Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement dated as of February 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the guarantors party thereto from time to time Cantor Fitzgerald Securities, as Administrative Agent and the lenders party thereto from time to time, the Borrowers represent and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):
The representations and warranties of the Borrowers contained in Article IV of the Credit Agreement and in the Loan Documents are true and correct in all material respects at and as of the time of delivery hereof as if made on and as of the date hereof, except to the extent such representations and warranties are expressly limited to an earlier date;
Events of Default have occurred and are continuing.
Attached hereto as Schedule A is a detailed spreadsheet reflecting the calculations and computations necessary to determine whether INMETCO and Zochem are each in compliance with their respective Minimum EBITDA-R requirements, as reflected in this certificate;
There has been no change in the application of GAAP to the financial statements being delivered in connection with this Compliance Certificate since the Effective Date.
As of the last day of the Test Period the following statements, amounts, and calculations were true and correct:

Section 6.21(b)(i) - Minimum EBITDA-R for INMETCO.

(A) Adjusted EBITDA-R =	$2,003,000
(i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income. =
(i) Net Income	$(971,000)
(ii) Interest Expense	$112,000
(iii) provision for income taxes	$(629,000)
(iv) depreciation, amortization	$755,000
(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges	$—
(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries ONE TIME FIRE CHARGES RELATING TO INSURANCE CLAIM
$699,000
(vii) the charges, fees, costs and expenses in connection with, and a pro forma adjustment for actual lost revenues resulting from, a single furnace shutdown during the life of the Facility; provided that, the aggregate amount added pursuant to this clause (vii) shall not exceed $2,000,000 during the life of the Facility	$1,983,000
(viii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries	$54,000

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of INMETCO been met?    X YES     NO

Section 6.21(b)(ii) - Minimum EBITDA-R for ZOCHEM

(A) Adjusted EBITDA-R =	$1,486,000
(i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income.
(i) Net Income	$(1,270,000)
(ii) Interest Expense	$766,000
(iii) provision for income taxes	$(403,000)
(iv) depreciation, amortization	$558,000
(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges	$(13,000)
(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries
$1,758,000
(vii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries	$90,000
(viii) any costs or expenses incurred in connection with the funding of the Canadian Pension Plans	$—

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of ZOCHEM been met?    X YES     NO

[Signature Page Follows.]

IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate, in my capacity as a Responsible Officer of the Borrowers and not individually, as of May 16, 2016.

HORSEHEAD CORPORATION

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

HORSEHEAD METAL PRODUCTS, LLC

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

ZOCHEM INC.

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

HORSEHEAD HOLDING CORP.

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer